Reverse Acquisitions of China Rapid Finance by SOS Limited (Details) $ in Millions	1 Months Ended
May 18, 2020 USD ($)
Reverse Acquisitions Disclosure [Abstract]
Reverse acquisition, description	The purchase price for China Rapid Finance (“CRF”) was $9.7 million. The transaction price of CRF includes 100% of all outstanding stock valued at net $9.7 million. The stock exchange equaled the 72,636,230 shares of CRF outstanding prior to the issuance of additional shares in the acquisition, at the market price of $0.133 per share.
Total loss	$ 5.7